EXHIBIT 32.2

DAKTRONICS, INC.
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of the Daktronics, Inc. 401(k) Plan (the “Plan”) on Form 11-K for the period ending April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Retterath, Chief Financial Officer of Daktronics, Inc. hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ William R. Retterath*
William R. Retterath Chief Financial Officer October 27, 2003

* A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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